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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 4, 1996

                               IKON CAPITAL, INC.

                     (FORMERLY ALCO CAPITAL RESOURCE, INC.)
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             (Exact name of registrant as specified in its charter)


      OHIO                    File No. 1-5964                       23-0334400
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(State or other               (Commission File                   (IRS Employer
 jurisdiction of              Number)                            (Identification
 incorporation)                                                  Number)


          P.O. Box 834, Valley Forge, Pennsylvania               19482
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       Registrant's telephone number, including area code: (610) 296-8000
                                                           --------------


                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.     Other Events.
            ------------

            On March 4, 1996, the Registrant's parent, Alco Standard Corporation, announced that, effective immediately, its wholly-owned leasing company, formerly known as Alco Capital Resource, Inc., has been renamed IKON Capital, Inc.



Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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            (c)   Exhibits.
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                  Press Release dated March 4, 1996
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       IKON CAPITAL, INC.



                                       By: /s/Robert M. Kearns
                                          ---------------------------------
                                              Robert M. Kearns
                                              Vice President
                                              (Principal Financial Officer)



Dated: March 8, 1996
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                               Index to Exhibit
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        (28)  Press Release Dated March 4, 1996